SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 1996


                           Imo Industries Inc.
        (Exact name of registrant as specified in its charter)


        Delaware                    1-9294             21-0733751
(State or other jurisdiction     (Commission       (I.R.S.Employer
    of incorporation)            File Number)     Identification No.)


    1009 Lenox Drive, Building Four West
        Lawrenceville, New Jersey                 08648
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code    609-896-7600


                            Not Applicable
         (Former name or address if changed since last report)



                        IMO INDUSTRIES INC.

                      Form 8-K Current Report

Item 5.  Other Events.

In a press release dated April 18, 1996, the Registrant reported results of operations for the first quarter ended
March 31, 1996.

The information set forth in this Item 5 is qualified in its entirety by reference to the Registrant's press release announcing such information, which is filed herewith as an exhibit.


Item 7.   Exhibits.

     The following exhibit is being filed with this report:

                   Exhibit No.                 Exhibit
                  ____________           ___________________
                       99                Press release dated
                                         April 18, 1996 by
                                         Imo Industries Inc.


                       SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   Imo Industries Inc.
                                                     (Registrant)

Date:  April 22, 1996                   By:  /s/ WILLIAM M. BROWN
                                             William M. Brown
                                             Executive Vice President
                                             and Chief Financial
                                             Officer and Corporate
                                             Controller